Rule 497(e)

File Nos. 333-70963

and 811-09201

Key Business VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

offered by Great-West Life & Annuity Insurance Company

in connection with its COLI VUL-2 Series Account

Supplement dated July 5, 2005 to the

May 1, 2005 Prospectus

Please note the following changes to your Prospectus.

Effective July 5, 2005, the name of Maxim MFS® Small-Cap Growth Portfolio changed to Maxim Trusco Small-Cap Growth Portfolio (the “Portfolio”). GW Capital Management, LLC (“GWCM”), doing business as Maxim Capital Management, LLC, the investment adviser to Maxim Series Fund, Inc., serves as manager-of-managers under an order issued by the Securities and Exchange Commission. The current order permits GWCM to hire new sub-advisers or amend sub-advisory agreements without shareholder approval. GWCM has selected Trusco Capital Management, Inc. (“Trusco”) to replace Massachusetts Financial Services Company as the new sub-adviser for the Portfolio, effective July 5, 1005. Trusco, an investment adviser registered under the Investment Advisers Act of 1940, is a Georgia corporation located in Atlanta, Georgia. Trusco is a key subsidiary of SunTrust Banks, Inc.

This name change should be reflected on pages 14, 17 and 23 of your Prospectus. The change in sub-adviser should be reflected on page 23 of your Prospectus.

Effective July 1, 2005, the name of AIM V.I. Health Sciences Fund changed to AIM V.I. Global Health Care Fund. The Board of Trustees of AIM Variable Insurance Funds, on behalf of AIM V.I. Health Sciences Fund, approved the name change.

This name change should be reflected on pages 11 and 18 of your Prospectus.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2005.

Please keep this Supplement for future reference.